UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 17, 2004
Date of Report (Date of earliest event reported)

Weida Communications, Inc.

(Exact name of registrant as specified in its charter)

New Jersey

(State or other jurisdiction of incorporation)

1-10366	22-2582847
(Commission file number)	(IRS employer identification number)

515 East Las Olas Boulevard, Suite 1350
Fort Lauderdale, FL 33301

(Address of principal executive offices)

(954) 527-7750

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

                On December 17, 2004, Weida Communications, Inc. (the “Company”) issued a press release announcing that Guangzhou Weida Communications Technology Co., Ltd. (“Weida PRC”), which the Company controls and in which it has a majority profit-sharing interest, entered into an agreement with China Telecom on December 13, 2004.  Pursuant to the terms of this agreement, Weida PRC will lease its satellite links and terminal equipment for China Petro’s West-East Natural Gas Transportation project in return for a monthly leasing fee and communication service fee.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

99.1         Press release of the Company dated December 17, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEIDA COMMUNICATIONS, INC.
(Registrant)

By:	/s/ Joseph Zumwalt
Joseph Zumwalt
Senior Vice President and Chief Financial Officer

Dated:        December 21, 2004

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press release of the Company dated December 17, 2004.